Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X]Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

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(Name of Registrant as Specified in its Declaration of Trust)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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529 send text email

Subject: Vanguard funds’ proxy voting announced

[529 Plan Contact]

Vanguard’s U.S.-domiciled funds announced an important proxy voting campaign on November 22, 2024. The Vanguard funds hold shareholder meetings periodically when certain matters arise that require shareholder approval.

A proxy is the legal authority or means to permit shareholders’ votes to be registered without their presence at a shareholder meeting.

Fund owners with proxy voting authority (e.g., the 529 Plan’s Fiduciary) are being asked to elect the trustees for the Vanguard funds.

What this means for you

Voting by proxy begins after the record date of November 26, 2024. Your Vanguard Relationship Manager will be in touch shortly with information about the proxy. 529 Plan Fiduciaries may vote online, by mail, or by phone, or by attending the virtual Joint Special Meeting of Shareholders on February 26, 2025. Voting concludes at the meeting on February 26, 2025.

Learn more

Visit our online proxy resource center or call Computershare Fund Services toll-free at 866-643-5201 for all proxy voting information.

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For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

© 2024 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P.O. Box 982901

El Paso, TX 79998-2901

Don’t miss out: Vote your shares for the Vanguard funds’ proxy by February 26, 2025

Dear Vanguard Client,

We recently sent an email to the person named first on your Vanguard joint account. The email explained that shareholders who owned shares of Vanguard funds on the record date of November 26, 2024, are entitled to vote on an important proposal presented in the funds’ proxy statement.

Only one ballot can be cast per account. We encourage all owners on an account to discuss how they wish to vote on the proposal. Voting concludes on February 26, 2025, at the virtual Joint Special Meeting of Shareholders.

Please be sure to cast a vote even if a portion of the shares in your account have been sold since November 26, 2024. Your vote is important.

If you have any questions about the proxy, please call Computershare Fund Services at 866-643-5201.

Thank you in advance for voting.

Connect with Vanguard® > vanguard.com

Legal notices

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

© 2024 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.	JTPRLTR 112024

Vanguard Corporate Site search engine optimization results page prompt

Vanguard funds’ proxy

Shareholders of each of Vanguard’s U.S.-domiciled funds are being asked to elect trustees to the Vanguard funds.

Learn more about the funds’ proxy

Vanguard Corporate Site webpage content

URL = https://corporate.vanguard.com/content/corporatesite/us/en/corp/fund-proxy-vote.html

Vanguard funds’ proxy

The Vanguard funds’ proxy is your opportunity to vote on an important proposal. Learn more about it on this page. Voting begins on November 27, 2024.

About the Vanguard funds’ proxy

Why are the funds conducting a shareholder meeting and proxy?

Starting on November 27, 2024, shareholders of each U.S.-domiciled Vanguard fund are being asked to elect trustees for the Vanguard funds. Trustees oversee the funds to make sure they effectively serve the interests of shareholders.

On February 26, 2025, the funds will host a virtual Joint Special Meeting of Shareholders (the “Meeting”). The Vanguard funds hold shareholder meetings periodically when certain matters arise that require shareholder approval.

What is a proxy?

A proxy is the legal authority or means to permit shareholders’ votes to be registered without their presence at a shareholder meeting. Shareholders may vote their proxy online, by phone, or by mail. The Vanguard funds’ shareholders have the right to vote on certain matters concerning the fund or funds they own.

What is a Joint Special Meeting of Shareholders?

A Joint Special Meeting of Shareholders is a shareholder meeting of multiple funds held concurrently to obtain a shareholder vote on one or more proposals impacting the funds.

A shareholder who does not wish or is not able to attend the meeting to vote may instead vote through what is known as a “proxy vote.” For more information on how to cast your vote, please refer to the “Information on Voting” section of the proxy materials and/or the information on your proxy card, voting instruction card, voting instruction form, or Notice.

Which Vanguard funds are involved in the proxy?

The proxy involves all U.S.-domiciled Vanguard funds.

Take action

Who can vote?

Any person who owned shares of a U.S.-domiciled Vanguard fund as of the record date of November 26, 2024, even if that person sold those shares after the record date, gets to vote. This group of eligible voters includes investors living outside the United States who are invested in a U.S.-domiciled Vanguard fund. However, there may be instances in which the authority to vote resides with a retirement plan sponsor, financial intermediary, or financial advisor.

When does voting take place?

Voting by proxy will start after the record date of November 26, 2024. Shareholders can vote once they receive their proxy materials after that date. Voting concludes at the Meeting on February 26, 2025.

Additional information will be available on November 27, 2024.

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

FAS send text email

Subject: We need your help because every vote matters

#FirstName#,

Vanguard’s U.S.-domiciled funds announced an important proxy voting campaign on November 22, 2024. Shareholders are being asked to elect trustees for the Vanguard funds.

Prompt voting ensures that the funds receive enough votes to reach quorum, which is required to hold the meeting. If quorum cannot be reached, the funds will have to adjourn the Joint Special Meeting of Shareholders and send additional communications to shareholders to try to get more votes—a process that would result in additional costs for the funds and thus the funds’ shareholders.

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Visit our online proxy resource center or call Computershare Fund Services toll-free at 866-643-5201 for all proxy information.

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If you have additional questions, please don’t hesitate to contact us.

#VGI_Name#

#VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

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For more information about Vanguard funds, visit advisors.vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR PUBLIC DISTRIBUTION.

© 2024 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

PRESS RELEASE

Vanguard Funds File Proxy Statement to Seek Shareholder Election of Trustees

Vanguard also announces the addition of two new board members, Rebecca Patterson and Barbara Venneman, effective February 2025.

VALLEY FORGE, PA (November 22, 2024)—Vanguard’s U.S.-domiciled funds today filed a proxy statement with the U.S. Securities and Exchange Commission (SEC) to seek a shareholder vote for the election of the Funds’ Boards of Trustees. The Boards oversee the management of the funds for the benefit of their shareholders.

“Electing a strong slate of trustees for the funds is integral to the performance and management of our funds, and, most importantly, the long-term investment success of our investors,” said Mark Loughridge, Independent Chair of the funds’ Boards of Trustees. “The proposed trustees bring deep business and investment acumen, diverse professional experiences, and unique individual skillsets to oversee the Vanguard funds and deliver value for our shareholders.”

Shareholders of the Vanguard funds will be invited to vote on the election of the funds’ Boards of Trustees ahead of and during a virtual shareholder meeting on February 26, 2025 (the Meeting). Proxy materials will be distributed beginning on or about November 27, 2024. Shareholders are encouraged to vote early online and over the phone, though they will also be able to cast their votes through the mail or during the virtual Meeting. The proposal on which the funds’ shareholders will vote is summarized further below.

In addition to the proxy statement, Vanguard has also announced the appointment of Rebecca Patterson and Barbara Venneman to its Board of Directors effective February 26, 2025. They are also nominees to serve as trustees for the funds.

Ms. Patterson is a globally recognized investor and macroeconomic researcher who has more than 25 years of experience studying how politics and policy intersect with economic trends to drive financial markets. Most recently, she served as Chief Investment Strategist at Bridgewater Associates LP, where she helped shape the firm’s agenda for researching and building systematic strategies across various geographies and asset classes. Previously, Ms. Patterson served as chief investment officer at Bessemer Trust.

Ms. Venneman is the recently retired Global Head of Deloitte Digital and has decades of digital transformation experience helping organizations develop new product and service strategies and deliver personalized customer experiences across all service channels. She was a member of the Deloitte Global Consulting Executive Committee and worked with both large and emerging technology companies to accelerate market innovation and adoption using leading technologies such as Digital, AI/Generative AI, Cloud, and Cybersecurity.

“Rebecca and Barbara’s collective experience across investment management, corporate leadership, and digital transformation will bring valuable insights to Vanguard’s board and our more than 50 million investors,” said Salim Ramji, Chief Executive Officer (CEO) at Vanguard.

Summary of the Proposal

The Board of each U.S.-domiciled Vanguard fund is asking the fund’s shareholders to elect a Board of Trustees. The primary responsibility of the Board of each fund is to oversee the management of the fund for the benefit of its shareholders. In exercising their oversight responsibilities, each fund’s Board focuses on matters it determines to be important to fund shareholders, which includes the management, performance, and risk management of the fund, as well as the approval of arrangements with material service providers. The nominees for the funds’ Boards of Trustees have the appropriate experiences, skills, and attributes to serve the funds and their shareholders.

The 13 nominees for the funds’ Boards of Trustees include Vanguard’s CEO Salim Ramji, current independent trustees Tara Bunch, Mark Loughridge, Scott C. Malpass, Lubos Pastor, André Perold, Sarah Bloom Raskin, Grant Reid, David Thomas, and Peter Volanakis, and lastly, new independent trustees John Murphy, Rebecca Patterson, and Barbara Venneman.

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About Vanguard

Founded in 1975, Vanguard is one of the world's leading investment management companies. The firm offers investments, advice, and retirement services to tens of millions of individual investors around the globe—directly, through workplace plans, and through financial intermediaries. Vanguard operates under a unique, investor-owned structure where Vanguard fund shareholders own the funds, which in turn own Vanguard. As such, Vanguard adheres to a simple purpose: To take a stand for all investors, to treat them fairly, and to give them the best chance for investment success. For more information, visit vanguard.com

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

Vanguard Marketing Corporation, Distributor.

Secure email

Subject: Vote your Vanguard fund shares today

Dear <<FIRSTNAME>>,

The trustees of U.S.-domiciled Vanguard funds are requesting your vote on an important matter.

VOTE TODAY

Click on your personalized link below to access Vanguard’s fund proxy voting website, administered by Computershare Fund Services (Computershare). This will allow you to review the proxy materials that ask you and other Vanguard shareholders to vote on a proposal related to your fund ownership.

Vote today!

LEARN MORE

Visit our online proxy resource center or call Computershare toll-free at 866-643-5201 for all proxy information, including how to vote online, by phone, or by mail.

Control number: <<CONTROLNUMBER>>

Security code: <<SECURITYNUMBER>>

Legal notices

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

© 2024 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. P.O. Box 982901 | El Paso, TX 79998-2901 | vanguard.com

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